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Exhibit 10.5

                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT (the "AGREEMENT") made as of May 4, 1999, among NewStar Media Inc., a California corporation (the "COMPANY"), and Elkes Limited Partnership ("PURCHASER").

                                   WITNESSETH:

         WHEREAS, the Company desires to sell, and the Purchaser desires to purchase, subject to the terms and conditions of this Agreement, shares of the Common Stock of the Company, par value $.01 per share (the "COMMON STOCK").

         NOW, THEREFORE, in the consideration of the foregoing and the covenants, agreements, representations and warranties herein contained, and intending to be legally bound, the parties hereby mutually agree as follows:

                                    SECTION 1

             SALE AND PURCHASE OF THE COMPANY'S SECURITIES; CLOSING

         1.1. SALE OF THE SECURITIES. Subject to the terms and conditions herein set forth, the Company agrees to sell and issue to the Purchaser, and the Purchaser agrees to purchase from the Company, 416,667 shares of Common Stock of the Company for a purchase price per share equal to $1.20 (or an aggregate of $500,000). The shares being purchased hereunder are hereinafter referred to as the "PURCHASED SHARES". In connection with the purchase of the Purchased Shares, the Purchaser shall have the right to assign all or a portion of its rights (but not its obligation) to purchase the Purchased Shares from the Company under this Agreement to one or more persons affiliated with the Purchaser, provided that such person(s) submits to the Company a certificate setting forth the representations in Section 3 below. Any such assignees shall be deemed a "Purchaser" hereunder.

         1.2. CLOSING. The closing of the issuance and sale of the Purchased Shares to the Purchaser (the "CLOSING") shall take place at on or before May 11, 1999 (the "CLOSING DATE").

         1.3 DELIVERY. At the Closing, the Company shall deliver to the Purchaser a Registration Rights Agreement in form and substance satisfactory to the Purchaser, duly executed by the Company, and the Purchaser shall pay the purchase price for the Purchased Shares to the Company. Upon notice to the Company's shareholders of the amendment of the Company's articles of incorporation to increase the authorized number of shares, in accordance with Regulation 14C of the Securities and Exchange Act of 1934, the Company shall issue and deliver to the Purchaser a certificate or certificates, registered in the name of the Purchaser, representing the Purchased Shares.

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                                    SECTION 2
                  THE COMPANY'S REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Purchaser the following:

         2.1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, and has all requisite corporate power and authority to own and lease its properties and assets and to conduct its business as currently conducted.

         2.2. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby. The execution, delivery, and performance of this agreement by the Company have been duly authorized by all requisite corporate action, and this Agreement when duly executed and delivered by the Company will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and general equitable principles.

         2.3. The sale, issuance and delivery of the Purchased Shares in accordance with the terms of this Agreement have been authorized by all necessary corporate action, and the Purchased Shares when sold, issued and delivered, against the full payment of the purchase price, will be duly and validly issued, fully paid and nonassessable. The sale, issuance and delivery of the Purchased Shares are not subject to any preemptive rights of stockholders of the Company or to any right of first refusal or other similar right in favor of any person.

         2.4. PRIVATE OFFERING. Neither the Company nor anyone acting on behalf of the Company has offered the Purchased Shares for sale to, or solicited offers to buy from, or otherwise approached or negotiated with, any individual or entity in connection with the sale of such securities other than a limited number of investors, including the Purchaser. Assuming the accuracy of the Purchaser's representations contained in Section 3 of this Agreement, the offer, issuance and delivery of the Purchased Shares are exempt from registration under the Securities Act of 1933, as amended (the "1933 ACT").

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                                    SECTION 3
                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

         The Purchaser represents and warrants to the Company the following:

         3.1. AUTHORIZATION. The Purchaser has all requisite power and authority to execute this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Purchaser have been duly authorized by all requisite corporate action, and this Agreement when executed and delivered by the Purchaser will constitute its valid and binding obligation, enforceable against the Purchaser in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and general equitable principles.

         3.2. PURCHASE FOR INVESTMENT. The Purchased Shares are being acquired by the Purchaser for its own account, not as a nominee or agent, for investment and not with a view to resale or distribution within the meaning of the 1933 Act, and the rules and regulations thereunder, and the Purchaser will not distribute the Purchased Shares in violation or contravention of the 1933 Act; provided that immediately upon the purchase of the Purchased Shares by the Purchaser, the Purchaser intends to exchange the Purchased Shares, on a one for one basis, for issued and outstanding shares of Common Stock of the Company that are covered by an effective registration statement, with such persons as will make to the Purchaser substantially the same representations and warranties as contained in this Section 3. The Purchaser is not aware of any facts or circumstances that contradict the representation in the first sentence of
Section 2.4.

         3.3. RESTRICTIONS ON TRANSFER. The Purchaser acknowledges that (a) the Purchased Shares are not registered under the 1933 Act as of the Closing Date,
(b) the Purchased Shares will not be transferable unless so registered or unless an exception for such registration is applicable and (c) certificates representing the Purchased Shares will bear a legend substantially in the following form:

                  "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES MAY BE MADE BY THE COMPANY OR ITS TRANSFER AGENT, IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM."

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         3.4. SOPHISTICATION: ACCESS TO INFORMATION.

              (a) The Purchaser represents and warrants to the Company, that the Purchaser and if the Purchaser is a limited liability company each member of the Purchaser (i) is an "accredited investor" as defined in the 1933 Act and is financially able to purchase the Purchased Shares (ii) is fully capable of understanding the type of investment being made pursuant to this Agreement, and the risks involved in connection therewith, (iii) believes that the nature of the Purchased Shares is consistent with their overall investment programs and financial position, (iv) recognizes that there are substantial risks involved in their purchase of the Purchased Shares, (v) is capable of bearing the economic risk of its investment for an indefinite period of time and can afford a complete loss of its investment, (vi) has adequate means of providing for their current liquidity needs, (vii) has no need for liquidity of their investment,
(viii) is not expecting any short term income from their investment and (ix) has no reason to anticipate any change in personal circumstances, financial or otherwise, which may cause or require any sale of the Purchased Shares.

              (b) The Purchaser acknowledges to the Company that it has had the opportunity to ask questions of and receive answers from the Company's officers and directors concerning the terms and conditions of the (i) purchase and delivery of the Purchased Shares and (ii) business and financial conditions of the Company; and the Purchaser has received to its satisfaction, such additional information about the business and financial conditions of the Company and the terms and conditions of the purchase and delivery of the Purchased Shares, as it has requested.

                                    SECTION 4
                                  MISCELLANEOUS

         4.1. GOVERNING LAW. This agreement shall be governed by and construed and enforced in accordance with laws of the State of New York, without reference to conflict of law provisions.

         4.2. ENTIRE AGREEMENT. This Agreement including any Appendices, Schedules or Exhibits hereto, contain the entire agreement and understanding among the parties with respect to the subject matter hereof and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof. All references herein to this Agreement shall specifically include, incorporate and refer to the Appendices, Schedules and Exhibits attached hereto which are hereby made a part hereof. There are no representations, promises, warranties, covenants, undertakings or assurances (express or implied) other than those expressly set forth or provided for herein and in the other documents referred to herein. This Agreement may not be modified or amended orally, but only by a writing signed by the parties.

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         4.3. SEVERABILITY. If any part of this Agreement is held to be unenforceable or invalid under, or in conflict with, the applicable law of any jurisdiction, the unenforceable, invalid or conflicting part shall, to the extent permitted by applicable law, be narrowed or replaced, to the extent possible, with a judicial construction in such jurisdiction that effects the intent of the parties regarding this Agreement and such unenforceable, invalid or conflicting part. To the extent permitted by applicable law, notwithstanding the unenforceability, invalidity or conflict with applicable law of any part of this Agreement, the remaining parts shall be valid, enforceable and binding on the parties.

         4.4. HEADINGS. The headings of the Sections of this Agreement are reinstated for convenience of reference only and shall not be considered a part hereof.

         4.5. COUNTERPARTS. This agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                         <Signature Pages on Next Page>

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         IN WITNESS WHEREOF, each of the parties hereto has executed this
Agreement as of the date set forth above.


                                            The Company:

                                            NEWSTAR MEDIA INC.


                                            By:/s/ JOHN T. BRADY
                                               ---------------------------------
                                               Name:  John T. Brady
                                               Title: Vice President and Chief
                                                      Financial Officer


                                            The Purchaser:

                                            ELKES LIMITED PARTNERSHIP




                                            By:/s/ TERRENCE A. ELKES
                                               ---------------------------------
                                               Name:
                                               Title: General Partner